Exhibit 10.18

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 2, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party B (borrower) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount from Party B to Party A is RMB (in words) three hundred and sixty-four thousand only (in figures: ￥364,000) to the account designated by Party B.

III. Loan Term

The loan term is one year from May 31, 2021 (calculated from the date when Party A actually lends the loan, and Party B shall issue a receipt separately) to May 31, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

V. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both copies have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:     Y    M    D

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party b (borrower) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount from Party B to Party A is RMB (in words) one million nine hundred seventy thousand Yuan only (in figures: ￥1,970,000) to the collection account designated by Party B.

III. Loan Term

The loan term is one year, from December 31, 2021 (calculated from the date of Party A's actual loan, and Party B shall issue a receipt separately) to December 3, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

V. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both copies have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:     MM    DD    YY

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 2, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party B (borrower) Shenzhen Bestman Precision Instrument Co., Ltd.

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount of Party B from Party A is RMB (in words) one hundred thousand Yuan only (in figures: ￥100,000) to the collection account designated by Party B.

III. Loan Term

The loan term is one year, from August 30, 2021 (calculated from the date of Party A's actual loan, and Party B shall issue a receipt separately) to August 30, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

IV. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:      MM    DD    YY

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party B (borrower) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount from Party B to Party A is RMB (in words) one million seventy-eight thousand seven hundred and forty Yuan only (in figures: ￥1,078,740) to the collection account designated by Party B.

III. Loan Term

The loan term is one year, from June 30, 2021 (calculated from the date of Party A's actual loan, and Party B shall issue a receipt separately) to June 30, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

IV. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both copies have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:     MM    DD    YY

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 2, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party B (borrower) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount of Party B from Party A is RMB (in words) two hundred thousand Yuan only (in figures: ￥200,000) to the collection account designated by Party B.

III. Loan Term

The loan term is one year, from November 23, 2021 (starting from the date of Party A's actual loan, and Party B shall issue a receipt separately) to November 23, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

IV. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both copies have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:     MM    DD    YY

Loan Agreement (template)

Party A (Lender) Shenzhen Beisizhenghe Investment Consulting Enterprise (Limited Partnership)

ID number/tax number: [*]

Address: Room 2, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

Party b (borrower) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: [*]

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

On the basis of equality, voluntariness, equal value and compensation, Party A and Party B, through friendly consultation, have reached the following consensus for both parties to abide by.

I. Purpose of Loan

Due to the operation of the company, Party B urgently needs capital turnover and borrows money from Party A, and Party A agrees to lend it.

II. The Loan Amount

The loan amount of Party B from Party A is RMB (in words) two million Yuan only (in figures: ￥2,000,000) to the collection account designated by Party B.

III. Loan Term

The loan term is one year, from September 30, 2021 (starting from the date of Party A's actual loan, and Party B shall issue a receipt separately) to September 30, 2022.

IV. Repayment Method

Party A shall take the initiative to repay the arrears to Party A within the time specified in this agreement. Party A shall pay back all the money due to Party B upon receipt of this agreement.

IV. Loan Interest

The loan interest is: none.

VI. Settlement of Contract Disputes

Any dispute arising from the performance of this contract shall be settled by both parties through friendly negotiation, or through mediation by a third party. If negotiation or mediation fails, a lawsuit may be brought to the people's court where Party B is located according to law.

VII. This contract shall come into force as of the date of signature of both parties. This contract is made in duplicate, one for each party. Both copies have the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:     MM    DD    YY